--------------------------------------------------------------------------------
                       VAN KAMPEN PRIME RATE INCOME TRUST
--------------------------------------------------------------------------------

    The Van Kampen Prime Rate Income Trust's objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment. They are made to corporations and other Borrowers and are often secured by specific assets of the Borrower. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value caused by changes in interest rates. You should, however, expect the Fund's net asset value to fluctuate as a result of changes in Borrower credit quality and other factors.

  There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

  The Fund offers common shares of beneficial interest. The Fund's Shares have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In order to provide Shareholders an opportunity to sell their Shares, the Fund currently intends to offer to repurchase at net asset value a portion of its outstanding Shares each quarter. There is no guarantee that you will be able to sell your Shares at any given time. If you hold your Shares for less than five years, you will likely be charged an early withdrawal charge at the time the Fund repurchases your Shares.

                               ------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THE SHARES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. A REPRESENTATION TO THE CONTRARY IS A CRIME.

                               ------------------

    SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

    The Fund continuously offers its Shares through Van Kampen Funds Inc., as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. Van Kampen Funds Inc. will pay the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250.

    The Fund's investment adviser is Van Kampen Investment Advisory Corp. This prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated December 9, 1998, has been filed with the Securities and Exchange Commission. This information is available upon written or oral request without charge. The Fund's Statement of Additional Information is incorporated herein by reference. You may get a copy of it by calling 1-800-341-2911. A table of contents for the Statement of Additional Information is on page 29. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information about SEC registrants.

                            [VAN KAMPEN FUNDS LOGO]

                   THIS PROSPECTUS IS DATED DECEMBER 9, 1998,
                      AS SUPPLEMENTED ON FEBRUARY 26, 1999

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Fund Expenses...............................................      3
Prospectus Summary..........................................      4
Financial Highlights........................................      7
The Fund....................................................      8
Investment Objective and Policies...........................      8
Special Risk Considerations.................................     12
Investment Practices and Special Risks......................     15
Taxation....................................................     18
Management of the Fund......................................     19
Distributions...............................................     20
Dividend Reinvestment Plan..................................     21
Repurchase of Shares........................................     21
Description of Common Shares................................     23
Purchasing Shares of the Fund...............................     25
Communications With Shareholders............................     27
Custodian, Dividend Disbursing and Transfer Agent...........     28
Legal Opinions..............................................     28
Experts.....................................................     28
Additional Information......................................     28
Table of Contents for the Statement of Additional
  Information...............................................     29
Appendix A..................................................    A-1

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR VAN KAMPEN FUNDS INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load................................................     None
  Early Withdrawal Charge...................................  0.00-3.00%(1)
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees(2)............    1.18%
  Interest Payments on Borrowed Funds.......................    0.00%
  Other Expenses............................................     .23%
                                                              ----------
      Total Annual Operating Expenses.......................    1.41%

--------------------------------------------------------------------------------
(1) An early withdrawal charge of 3.00% will be imposed on most Shares accepted by the Fund for repurchase within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Repurchase of Shares" for additional information.

(2) See "Management of the Fund" for additional information.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                              --------   -----------   ----------   ---------
Assuming no tender of Shares................................    $14          $45          $77         $169
Assuming tender and repurchase of Shares on last day of
period and imposition of maximum applicable early withdrawal
charge......................................................    $44          $65          $87         $169

  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

  This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

  THE FUND. Van Kampen Prime Rate Income Trust is a non-diversified, closed-end management investment company. The Fund completed an initial public offering of its common shares of beneficial interest in October, 1989. Since November, 1989 the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. As of September 30, 1998, the Fund had 774,125,597 Shares outstanding and had net assets of $7,688,136,546.

  THE OFFERING. The Fund continuously offers Shares through VKF and through selected broker-dealers and financial services firms at net asset value. There is no initial sales charge or underwriting discount on purchases of Shares. VKF pays the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250.

  INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

  The Fund plans to invest at least 80% of its total assets in adjustable rate Senior Loans. Senior Loans are business loans made to Borrowers that may be corporations, partnerships or other entities. These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates.

  Senior Loans generally are negotiated between a Borrower and several financial institution Lenders represented by one or more Lenders acting as agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of Original Lenders originating a Senior Loan, may purchase Assignments of portions of Senior Loans from third parties and may invest in Participations in Senior Loans. Senior Loans may include certain foreign senior debt that is in the form of notes and not Loan Agreements.

  Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Seniors Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. Senior Loans also have contractual terms designed to protect Lenders. The Fund will only acquire Senior Loans of Borrowers that, in the Adviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See "Special Risk
Considerations -- Borrower Credit Risk."

  Following are some of the Fund's other important investment policies: The Fund may invest up to 20% of its assets in Senior Loans that are not secured by any specific collateral. The Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must, however, be U.S. dollar denominated and pay principal and interest in U.S. dollars. The Fund may invest up to 20% of its total assets in any combination of the following: (1) warrants, equity securities and junior debt securities in each case that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, and (2) high quality short-term debt securities.

  SHARE REPURCHASES. The Fund currently intends, each quarter, to offer to repurchase a portion of its outstanding Shares at their then current net asset value. Each repurchase must be preapproved by the Fund's Board of Trustees. To date, the

Fund has repurchased Shares every quarter since it began operations. The Fund will impose an early withdrawal charge payable to VKF on most Shares accepted for repurchase that have been held for less than five years. There is no assurance that the Fund will in fact offer to repurchase any of its Shares. If the Fund does offer to repurchase Shares there is no guarantee that all or any Shares tendered will be purchased. The Fund may borrow to finance repurchases of Shares. Borrowings entail additional risks.

  INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser. The Adviser also serves as investment adviser to Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange, and to Van Kampen Senior Floating Rate Fund, a closed-end investment company engaged in a continuous offering. These funds also invest primarily in Senior Loans. As of September 30, 1998, the Fund together with these funds had over $10.8 billion in assets. See "Management of the Fund."

  ADMINISTRATOR. Van Kampen Investments Inc. is the Fund's administrator (the "Administrator"). See "Management of the Fund."

  FEES AND EXPENSES. The Fund will pay the Adviser a fee at an annual rate of 0.95% of the average daily net assets of the Fund. This fee is reduced on assets in excess of $4 billion. The Fund will pay the Administrator a fee at an annual rate of 0.25% of the average daily net assets of the Fund. See "Management of the Fund."

  DISTRIBUTIONS. The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net realized long-term capital gains, if any, will be distributed at least annually.

  DIVIDEND REINVESTMENT PLAN. You may elect to have your dividends and capital gain distributions automatically reinvested in additional Shares purchased from the Fund at net asset value. If you do not elect to participate in this dividend reinvestment plan you will receive distributions in cash.

SPECIAL RISK CONSIDERATIONS

  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. If the Fund's Board of Trustees does not authorize the Fund to repurchase its Shares, you will not be able to sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to sell all of the Shares that you desire to sell.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. See "Investment Objective and Policies."

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value and market value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. See "Investment Practices and Special Risks."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                                                                                                  OCTOBER 4, 1989
                                                                                                                   (COMMENCEMENT
                                                         YEAR ENDED JULY 31                                        OF INVESTMENT
                               ----------------------------------------------------------------------             OPERATIONS) TO
                                 1998       1997       1996       1995       1994      1993     1992    1991(1)    JULY 31, 1990
                                 ----       ----       ----       ----       ----      ----     ----    -------   ---------------
Net Asset Value, Beginning of
 Period......................  $  9.963   $ 10.002   $ 10.046   $ 10.052   $ 10.004   $9.998   $9.985   $10.008       $10.000
                               --------   --------   --------   --------   --------   ------   ------   -------       -------
 Net Investment Income.......      .675       .701       .735       .756       .618     .600     .698     .907           .815
 Net Realized and Unrealized
   Gain/Loss.................      .015      (.042)     (.028)     (.004)      .015     .008     .004    (.008)          .005
                               --------   --------   --------   --------   --------   ------   ------   -------       -------
Total from Investment
 Operations..................      .690       .659       .707       .752       .633     .608     .702     .899           .820
                               --------   --------   --------   --------   --------   ------   ------   -------       -------
Less:
 Distributions from Net
   Investment Income.........      .677       .698       .751       .758       .585     .600     .689     .910           .812
 Distributions in Excess of
   Net Investment Income.....       -0-        -0-        -0-        -0-        -0-     .002      -0-     .012            -0-
                               --------   --------   --------   --------   --------   ------   ------   -------       -------
Total Distributions..........      .677       .698       .751       .758       .585     .602     .689     .922           .812
                               --------   --------   --------   --------   --------   ------   ------   -------       -------
Net Asset Value, End of
 Period......................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052   $10.004  $9.998   $9.985        $10.008
Total Return(2)..............     7.22%      6.79%      7.22%      7.82%      6.52%    6.17%    7.25%    9.41%          8.51%*
Net Assets at End of Period
 (in millions)...............  $7,312.9   $6,237.0   $4,865.8   $2,530.1   $1,229.0   $966.7   $928.3   $997.5        $ 659.1
Ratio of Expenses to Average
 Net Assets..................     1.41%      1.42%      1.46%      1.49%      1.53%    1.53%    1.55%    1.56%          1.59%
Ratio of Net Investment
 Income to Average Net
 Assets......................     6.81%      7.02%      7.33%      7.71%      6.16%    5.96%    6.98%    8.91%          9.91%
Portfolio Turnover(3)........       73%        83%        66%        71%        74%      67%      59%      41%            53%*
----------------
(1) If certain expenses had not been assumed by the investment adviser in 1991, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net
    Assets (Annualized) 1.58%; Ratio of Net Investment Income to Average Net Assets (Annualized)
    8.89%.
(2) Total Return is based upon net asset value which does not include payment of the early withdrawal charge.
(3) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

*  Non-Annualized

          See Financial Statements and Notes to Financial Statements.

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  Van Kampen Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company. It was organized as a Massachusetts business trust on July 14, 1989. It commenced investment operations on October 4, 1989 and on July 17, 1998 adopted its current name. The Fund completed an initial public offering of its common shares of beneficial interest ("Shares") in October, 1989. Since November, 1989, the Fund has continuously offered its Shares through Van Kampen Funds Inc. ("VKF") as principal underwriter. The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective and policies. The Fund's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 and its telephone number is 1-800-421-5666.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Special Risk Considerations."

DESCRIPTION OF SENIOR LOANS

  In normal market conditions, the Fund plans to invest at least 80% of its assets in adjustable rate senior loans ("Senior Loans"). Because Senior Loans have very large minimum investments, typically $5 million or more, the Fund provides individual investors access to a market that normally is limited to institutional investors.

  INTEREST RATES AND MATURITY. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to is most creditworthy borrowers, although it may not be the bank's lowest available rate. The Fund expects that at least 65% of its assets will be invested in Senior Loans that at the time of investment provided the Borrower with the option of selecting an interest rate that is based on the Prime Rate. The CD rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

  Interest rates on Senior Loans may adjust daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

  When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

  The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that the reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in the interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See " -- The Senior Loan Process," below.

  PROTECTIVE PROVISIONS OF SENIOR LOANS. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

  Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.

  BORROWERS. Senior Loans are loans made to corporations, partnerships and other entities ("Borrowers"). Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must be U.S. dollar denominated and pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Special Risk Considerations -- Investment in Non-U.S. Issuers."

  The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on Borrower's assets and common stock the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

  The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that either are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

  The Fund invests in a Senior Loan only if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund acquires a collateralized Senior Loan only if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a

Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Special Risk Considerations -- Borrower Credit Risk."

  The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan often is not rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating an increasing number of Senior Loans and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.

  The following table sets forth the market value, based on the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories, of the Senior Loans held by the Fund as of July 31, 1998:

Rated Obligations...........................................  62%
BBB/Baa: 1.1%; BB/Ba: 43.3%; B/B: 16.6%; CCC/Caa: 1.0%
Unrated Obligations.........................................  38%

THE SENIOR LOAN PROCESS

  Senior Loans generally are negotiated between a Borrower and several financial institutions ("Lenders") represented by one or more Lenders acting as agent ("Agent") of all the Lenders. The Agent is responsible for negotiating the loan agreement ("Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

  The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part, on analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

  The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from who the Fund has purchased a Participation) of any adverse change in the Borrower's financial condition. The Fund acts as a Lender with respect to a syndicated Senior Loan only where the Agent at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. For a description of Moody's Investor's Service, Inc. rating categories see Appendix A. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Special Risk Considerations -- Senior Loans."

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated.

Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

  The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if as a result of such purchase all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

TYPES OF SENIOR LOAN INVESTMENTS

  The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties, and may invest in participations ("Participations") in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

  ORIGINAL LENDER. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. When the Fund is an Original Lender it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

  ASSIGNMENTS. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  PARTICIPATIONS. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

  The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating Agency or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a Senior Loan it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

  OTHER SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes or assignments rather than Loan Agreements. The Fund expects to purchase these senior debt securities only in the case of non-U.S. Borrowers. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu in the capital structure with other Senior Loans of a Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other Senior Loans of such Borrower. There may be no person performing the role of the Agent for senior debt securities. As a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

  The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

OTHER IMPORTANT INVESTMENT POLICIES

  The Fund may invest up to 20% of its total asset in warrants, equity securities and junior debt securities acquired in connection with the acquisition, restructuring or disposition of Senior Loans. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the value being given by the Fund in exchange for such interests is substantially outweighed by their potential value, investment in warrants, equity and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. These risks include the potential for increasing fluctuations in the Fund's net asset value. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

--------------------------------------------------------------------------------
                          SPECIAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

  NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are illiquid. In the event that the Fund's Board of Trustees does not authorize the Fund to make repurchases of its Shares, you will not be able to otherwise sell your Shares. Even if the Fund does make repurchases, there is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time.

  SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

  Senior Loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per Share. Illiquid securities are also difficult to value.

  If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

  Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

  BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

  The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds." Senior Loans generally are not rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependant on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. As of July 31, 1998, the Fund held in its portfolio and had reduced the value of 4 Senior Loans (the aggregate value of which represented approximately 1.3% of the value of the Fund's net assets on such date) of Borrowers that were subject to protection under the federal bankruptcy laws.

  In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

  YEAR 2000 READINESS DISCLOSURE. The following two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998.

  Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser, Administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and Administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

  In addition, it is possible that the markets for Senior Loans and other securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

  INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

  EQUITY SECURITIES AND JUNIOR DEBT SECURITIES. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

  PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan.

  FUND BORROWINGS. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of Shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders. Borrowings may also result in greater volatility in the Fund's net asset value. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed). See "Repurchase of Shares."

  NON-DIVERSIFIED STATUS. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Capital Structure -- Anti-Takeover Provisions in the Declaration of Trust."

--------------------------------------------------------------------------------
INVESTMENT PRACTICES AND SPECIAL RISKS
--------------------------------------------------------------------------------

  The Fund may: use interest rate and other hedging transactions, lend portfolio holdings, purchase and sell Senior Loans and other securities on a "when issued" or "delayed delivery" basis, and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock

Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

  The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's net investment income are taxable to holders of Shares as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to holders of Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of the repurchase of Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Capital Gains Rates. The maximum tax rate applicable to net capital gains recognized by individuals and certain other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

  Van Kampen Investments Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $68 billion under management or supervision. Van Kampen Investments Inc.'s more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  INVESTMENT ADVISORY AGREEMENT. Subject to the authority of the Board of Trustees, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the

Fund requires the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

  - selecting which securities the Fund should purchase, hold or sell;

  - choosing the brokers through which the Fund will execute its portfolio transactions,

  - furnishing offices, necessary facilities and equipment, and

  - permitting the use of its officers and employees to serve without compensation as Trustees and officers of the fund.

  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to the percentage of the Fund's average net assets shown in the table below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------
   First $4.0 Billion       0.950 of 1.00%
   Next $ 3.5 Billion       0.900 of 1.00%
   Next $ 2.5 Billion       0.875 of 1.00%
   Over $10.0 Billion       0.850 of 1.00%

  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Senior Vice President of the Adviser and has been primarily responsible for the day to day management of the Fund's portfolio since the Fund commenced investment operations. Mr. Maillet has been employed by the Adviser since 1989. Mr. Maillet also has primary responsibility for the day to day management of the portfolio of the Van Kampen Senior Floating Rate Fund, a continuously offered closed-end investment company, and Van Kampen Senior Income Trust, a closed-end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund.

  THE ADMINISTRATOR. The administrator for the Fund is Van Kampen Investments Inc. ("Van Kampen" and in such capacity, the "Administrator"). Its principal business address is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Administrator is the parent company of the Adviser.

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator (i) monitors provisions of Loan Agreements and any Participations and Assignments and is responsible for recordkeeping for Senior Loans; (ii) arranges for the printing and dissemination of reports to holders of Shares; (iii) arranges for dissemination of the Fund's proxy and any tender offer materials to holders of Shares, and oversees the tabulation of proxies by the Fund's transfer agent;
(iv) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith and reviews the provision of dividend disbursing services to the Fund; (vi) provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) makes such reports and recommendations to the Board of Trustees as the Trustees reasonably request; and (viii) provides shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's net assets.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

  The Fund's present policy is to declare daily and pay monthly distributions to holders of Shares of substantially all net investment income of the Fund. Net investment income consists of all interest income, fee income and other ordinary income earned by the Fund and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, generally will be distributed at least annually. You may elect to have distributions automatically reinvested in additional Shares. See "Dividend Reinvestment Plan."

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  You may choose to have your dividend and capital gain distributions reinvested in additional Shares at net asset value (without a sales charge). If you do not make this election, all distributions will be made in cash.

  All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64153-9256. Please call (800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan. See "Dividend Reinvestment Plan" in the Statement of Additional Information.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on Shares invested into shares of certain mutual funds advised by the Adviser or its affiliates, so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the distribution payment date. Purchases may be made only if shares of the selected fund are available for sale in the investor's state.
--------------------------------------------------------------------------------
REPURCHASE OF SHARES
--------------------------------------------------------------------------------
  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to repurchase Shares through a tender offer for all or a portion of the Fund's then outstanding Shares. Such repurchases would be made at the net asset value of the Shares on the expiration date of the tender offer. Management of the Fund expects to recommend that the Board of Trustees approve such repurchases quarterly. Although tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there is no assurance that tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid. As of the date of this Prospectus, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKF will be imposed on most Shares accepted for tender by the Fund which have been held for less than five years, as described below.

  Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Fund may be required to borrow money in order to finance repurchases.

  Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience. Any tender offer made by the Fund for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends.

  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Shares. The Fund does not intend to use borrowings for long-term financial leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

  The Fund has entered into a Credit Agreement dated April 17, 1997, as amended and restated on April 16, 1998 (the "Credit Agreement") among the Fund, as borrower, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Fund, which is not secured by the assets of the Fund or other collateral. This credit facility can provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to any tender offer that the Fund may make. The credit facility provided pursuant to the Credit Agreement will terminate on April 16, 1999, unless extended by its terms. As of the date of this Prospectus, the Fund had not drawn any of the funds available under the Credit Agreement. See "Repurchase of Shares" in the Statement of Additional Information.

  Should the Fund determine to make a tender offer for its Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Shares and including instructions on how to tender Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Shares.

  Upon the death of a holder of Shares, VKF will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on VKF's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the transfer agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge designed to recover offering expenses will be charged in connection with most Shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Shares accepted for cash tender from a record holder of Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Shares owned by such holder (namely those purchased within the five years preceding the acceptance) over the purchase price of such Shares. The early withdrawal charge will be paid to VKF. For the fiscal years ended July 31, 1996, 1997 and 1998, VKF received payments totalling $5,721,300, $9,075,812 and $16,169,200, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                        YEAR OF REPURCHASE
                          AFTER PURCHASE                            EARLY WITHDRAWAL CHARGE
                        ------------------                          -----------------------
      First.......................................................           3.0%
      Second......................................................           2.5%
      Third.......................................................           2.0%
      Fourth......................................................           1.5%
      Fifth.......................................................           1.0%
      Sixth and following.........................................           0.0%

  The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $10,000 worth of the Fund's Shares for cash through VKF and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $12,000. The investor then may submit for repurchase pursuant to a tender offer up to $2,000 worth of Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $5,000 worth of Shares, an early withdrawal charge would be imposed on $3,000 worth of the Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made and the charge would be $75.

  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Shares of the Fund in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies ("VK Funds") distributed by VKF. The Early Withdrawal Charge will be waived for Shares tendered in exchange for Class B Shares in the VK Funds; however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule on Shares of the Fund. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the initial purchase of the Shares of the Fund for calculating the applicable contingent deferred sales charge.

  The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling 1-800-341-2911 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Shares which have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.
--------------------------------------------------------------------------------
DESCRIPTION OF COMMON SHARES
--------------------------------------------------------------------------------

  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended to the date hereof (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per common share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares. The following table sets forth, since the commencement of the Fund's investment operations, for the quarterly periods ending on the dates set forth below the high and low net asset value per Share during such period.

                  QUARTERLY PERIOD ENDING                       HIGH              LOW
                  -----------------------                     --------          --------
September 30, 1998..........................................   $ 9.98            $ 9.93
June 30, 1998...............................................     9.99              9.96
March 31, 1998..............................................     9.99              9.96
December 31, 1997...........................................   $ 9.98            $ 9.96
September 30, 1997..........................................     9.98              9.96
June 30, 1997...............................................     9.98              9.97
March 31, 1997..............................................     9.99              9.97

December 31, 1996...........................................   $10.01            $ 9.99
September 30, 1996..........................................    10.01             10.00
June 30, 1996...............................................    10.00             10.00
March 31, 1996..............................................    10.03             10.00

December 31, 1995...........................................   $10.04            $10.02
September 30, 1995..........................................    10.05             10.04
June 30, 1995...............................................    10.05             10.03
March 31, 1995..............................................    10.07             10.02

December 31, 1994...........................................   $10.06            $10.04
September 30, 1994..........................................    10.05             10.03
June 30, 1994...............................................    10.05             10.03
March 31, 1994..............................................    10.07             10.05

December 31, 1993...........................................   $10.07            $10.00
September 30, 1993..........................................    10.01              9.99
June 30, 1993...............................................    10.06              9.99
March 31, 1993..............................................    10.06             10.04

December 31, 1992...........................................   $10.04            $ 9.97
September 30, 1992..........................................    10.02              9.99
June 30, 1992...............................................    10.01              9.98
March 31, 1992..............................................    10.02             10.00

December 31, 1991...........................................   $10.01            $ 9.99
September 30, 1991..........................................     9.99              9.98
June 30, 1991...............................................     9.99              9.98
March 31, 1991..............................................    10.00              9.99

                  QUARTERLY PERIOD ENDING                       HIGH              LOW
                  -----------------------                     --------          --------
December 31, 1990...........................................   $10.00              9.99
September 30, 1990..........................................    10.01             10.00
June 30, 1990...............................................    10.02             10.00
March 31, 1990..............................................    10.02             10.02

December 31, 1989...........................................   $10.02            $10.00

  As of September 30, 1998, the net asset value per Share was $9.93. The following table sets forth certain information with respect to the Shares as of September 30, 1998:

                                                                                (3)            (4)
                                                                              AMOUNT          AMOUNT
                                                                               HELD        OUTSTANDING
                                                                 (2)        BY FUND FOR    EXCLUSIVE OF
                            (1)                                 AMOUNT        ITS OWN      AMOUNT SHOWN
                       TITLE OF CLASS                         AUTHORIZED      ACCOUNT       UNDER (3)
                       --------------                         ----------    -----------    ------------
Common shares of beneficial interest, $.01 par value           unlimited              0     774,125,597

  To the knowledge of the Fund, as of September 30, 1998, no person held 5% or more of the Fund's Shares either beneficially or of record, except that Van Kampen Trust Company, 2800 Post Oak Blvd., Houston, TX 77056, owned of record 6.18%. Further, as of such date, officers and trustees of the Fund as a group owned less than 1% of the Shares.

  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving holders of Shares of an opportunity to sell their Shares at a premium over prevailing market prices.

  The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  A Trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining Trustees or (ii) by a vote of the holders of at least two-thirds of the Shares.

  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
--------------------------------------------------------------------------------
PURCHASING SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund offers continuously its Shares through VKF, the principal underwriter, whose offices are located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.

  The Shares will be offered by the Fund at the public offering price next computed after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m. Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Share. There will be no initial sales charge or underwriting discount on purchases of Shares.

  VKF will compensate broker-dealers participating in the continuous offering at a rate of 3.0% of the dollar value of Shares purchased from the Fund by such broker-dealers. If the Shares remain outstanding after one year from the date of their original purchase, VKF will compensate such broker-dealers at an annual rate, paid quarterly, in an amount based on a percentage of the dollar value of such Shares, in accordance with the following schedule:

                                                                        ANNUAL
                                                                   COMPENSATION AS A
                      YEAR AFTER DATE                             PERCENTAGE OF VALUE
                    OF ORIGINAL PURCHASE                         OF SHARES OUTSTANDING
                    --------------------                         ---------------------
First.......................................................             0.00%
Second......................................................             0.10%
Third.......................................................             0.15%
Fourth......................................................             0.20%
Fifth.......................................................             0.25%
Sixth and following.........................................             0.35%

At various times VKF may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Shares or the amount that the Fund will receive from the sale of Shares. The compensation paid to broker-dealers at the time of purchase and any quarterly payments mentioned above will be paid by VKF out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKF will be imposed on most Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKF, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations. VKF will monitor the aggregate value of all such compensation on an ongoing basis.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the transfer agent, the Fund, such investor's broker or dealer, or VKF. Once the transfer agent has received this application, such investor's checking account at his designated bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the transfer agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Shares are available for purchase in connection with certain types of tax-sheltered retirement plans. Eligible investors may establish individual retirement accounts ("IRAs"); Employee Pension Plans ("SEP's"); other pension and profit sharing plans; 401(k) plans; or Section 403(b)(7) plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans.

  The purchase of Shares may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.

--------------------------------------------------------------------------------
COMMUNICATIONS WITH SHAREHOLDERS
--------------------------------------------------------------------------------

  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                                                                COMPARISON OF PRIME RATE,
                                                                                 TREASURY BILL RATE AND
                                                                             LONDON INTER-BANK OFFERED RATE
                                                                           (AS OF 12/31 OF EACH CALENDAR YEAR)
                                                           -------------------------------------------------------------------
                                                            1984      1985      1986      1987      1988      1989      1990
                                                            ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)............................................   12.06%     9.99%     8.38%     8.15%     9.24%    10.88%    10.01%
3 Month Treasury Bill Rate(2)............................  8.6000%   7.1000%   5.5300%   5.7700%   8.0700%   7.6300%   6.7400%
3 Month LIBOR(3).........................................  8.7500%   8.0000%   6.3750%   7.4375%   9.6200%   8.3750%   7.6300%

                                                            1991      1992      1993      1994      1995      1996      1997
                                                            ----      ----      ----      ----      ----      ----      ----
Prime Rate(1)............................................    8.46%     6.25%     6.00%     8.50%     8.83%     8.50%     8.44%
3 Month Treasury Bill Rate(2)............................  4.0700%   3.2200%   3.0600%   5.6000%   5.1400%   4.9100%   5.1600%
3 Month LIBOR(3).........................................  4.3125%   3.4375%   3.3750%   6.5000%   5.6250%   5.5625%   5.8125%

---------------
(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2)  The 3 Month Treasury Bill Rate. Source: Bloomberg.

(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

--------------------------------------------------------------------------------
CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

  State Street Bank and Trust Company, 225 West Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256 is the dividend disbursing and transfer agent of the Fund.
--------------------------------------------------------------------------------
LEGAL OPINIONS
--------------------------------------------------------------------------------

  Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------

  The financial statements for the period ended July 31, 1998, included in the Statement of Additional Information, have been so included in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 8
Management of the Fund......................................  B- 9
Dividend Reinvestment Plan..................................  B-11
Net Asset Value.............................................  B-12
Taxation....................................................  B-13
Repurchase of Shares........................................  B-15
Independent Accountants' Report.............................  B-18
Financial Statements for the Year Ended July 31, 1998.......  B-19
Notes to Financial Statements...............................  B-34

                                   APPENDIX A

MOODY'S INVESTORS SERVICE

  A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa in the corporate finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -- Leading market positions in well-established industries.

        -- High rates of return on funds employed.

        -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        -- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

        -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

  AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

  Debt rated 'BB', 'B', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  c the letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution upon maturity.

  p The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

  r The 'r' is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

  The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.  Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measures the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB' commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

COMMERCIAL PAPER RATING DEFINITIONS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed 'A-1'.

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-341-2911.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL ACCESS INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424
VAN KAMPEN PRIME RATE INCOME TRUST
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Principal Underwriter

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

Dividend Disbursing and Transfer Agent

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. BOX 418256
Kansas City, MO 64141-9256
Attn: Van Kampen Prime Rate Income Trust

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Prime Rate Income Trust

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                                   PRIME RATE
                                  INCOME TRUST

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                               DECEMBER 9, 1998,
                      AS SUPPLEMENTED ON FEBRUARY 26, 1999

                            [VAN KAMPEN FUNDS LOGO]
                                                                   PRIT PRO 3/99